RATIFICATION AND AMENDMENT AGREEMENT

This Ratification and Amendment Agreement (the “Agreement”) is made as of June __, 2010 by and among certain parties listed on Schedule 1 attached hereto (collectively, the “Obligors”), and YA Global Investments, L.P. (the “Secured Party”) in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H

WHEREAS, the Obligors and the Secured Party entered into the following (collectively, as each may be amended and in effect, the “Collateral Agreements”): (i) Global Security Agreement, dated as of January 11, 2008 (the “Security Agreement”), (ii) Global Guaranty Agreement, dated as of January 11, 2008 (the “Guaranty”), (iii) Global Pledge and Escrow Agreement, dated as of January 11, 2008 (the “Pledge Agreement”), and (iv) Intellectual Property Security Agreement, dated as of January 11, 2008 (the “IPSA”);

WHEREAS, the Collateral Agreements secure, among other things, the obligations and liabilities of Greenshift Corporation (“Greenshift”) to the Secured Party pursuant to that certain Amended, Restated, and Consolidated Secured Convertible Debenture dated as of December 9, 2009 (the “Existing Debenture”) issued by GreenShift in favor of the Secured Party in the original principal amount of $42,727,603.36;

WHEREAS, one or more defaults or Events of Default have occurred under the terms and conditions of the Collateral Agreements prior to the date hereof;

WHEREAS, as a result of such Events of Default, the Secured Party and the Obligors entered into a certain Global Forbearance Agreement dated as of December 9, 2009 (the “Forbearance Agreement”);

WHEREAS, the Obligors have asked the Secured Party to accept certain assets (collectively, the “COES Systems”) of GS COES (Yorkville I), LLC (“GS COES”) in partial satisfaction of the Obligations (the “Acceptance”) in accordance with Section 9-620 of the Uniform Commercial Code;

WHEREAS, the Secured Party is willing to do so, subject to certain conditions, but wishes to have its affiliate YA Corn Oil Systems, LLC (the “Affiliate”) take title to the assets;

WHEREAS, in order to effectuate the Acceptance by the Affiliate, the Obligors and the Secured Party must first amend, restate, and divide the Existing Debenture into two debt instruments, and GS COES shall execute a separate security agreement granting a security interest in the COES Systems and related assets;

WHEREAS, following the division of the Existing Debenture, (i) the Secured Party will assign the GS COES Documents to the Affiliate (the “Assignment”); (ii) the Affiliate will send such notices of the Acceptance to all parties as the Affiliate deems necessary or appropriate; and (iii), the Affiliate will enter into the Acceptance Agreement with GS COES;

WHEREAS, subject to the satisfaction of the terms and conditions herein and in the Acceptance Agreement, the Affiliate shall accept some or all of the collateral pledged pursuant to the GS COES Security Agreement in full satisfaction (as determined in accordance with the Acceptance Agreement) of the GS COES Note;

WHEREAS, the Obligors will benefit from the Secured Party agreeing to the Acceptance;

WHEREAS, the Obligors and the Secured Party desire to enter into this Agreement and the Related Documents to amend and restructure the Existing Debenture and the Collateral Agreements; and

NOW, THEREFORE, it is hereby agreed by and among the Obligors and the Secured Party, as follows:

1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning set forth in the Forbearance Agreement.  As used herein, the following terms will have the definitions set forth below:
“$1.7MM Note” shall have the meaning given in Section 9(a) herein.

“Acceptance” shall have the meaning given in the Preamble.

“Acceptance Agreement” shall have the meaning given in Section 5(e) herein.

“Affiliate” shall mean YA Corn Oil Systems, LLC.

“Agreement” shall have the meaning given in the Preamble.

“Assignment” shall have the meaning given in the Preamble.

“A&R Instruments” shall have the meaning given in Section 5(b) herein.

“Carbonics” shall mean Carbonics Capital Corporation.

“Carbonics Debentures” shall mean collectively the following secured convertible debentures: (i) Secured Convertible Debenture No. CCP-4 dated February 8, 2006 issued by Carbonics to the Secured Party in the original principal amount of $3,050,369; (ii) Secured Convertible Debenture No. CCP-3 dated October 12, 2005 issued by Carbonics to the Secured Party in the original principal amount of $1,475,000; (iii) Secured Convertible Debenture No. GSHF-3-1 dated June 26, 2007 issued by Carbonics to the Secured Party in the original principal amount of $570,000; and (iv) Secured Convertible Debenture No. CICS-5 dated June 30, 2009 issued by Carbonics to the Secured Party in the original principal amount of $4,000,000.

“Carbonics Documents” shall mean collectively the Carbonics Debentures, the IPSA, the Security Agreement, and the Pledge Agreement.

“COES Systems” shall have the meaning given in the Preamble.

“Collateral Agreements” shall have the meaning given in the Preamble.

“Controlled Account” shall have the meaning given in Section 10(a)(ii)(C) herein.

“Effective Date” shall have the meaning given in Section 5 herein.

“Existing Debenture” shall have the meaning given in the Preamble.

“Final Debenture” shall have the meaning given in Section 9(a) herein.

“Forbearance Agreement” shall have the meaning given in the Preamble.

“GreenShift” shall have the meaning given in the Preamble.

“GreenShift Parties” shall mean each of the Obligors except for Carbonics Capital Corporation.

“GS COES” shall have the meaning given in the Preamble.

“GS COES Documents” shall mean collectively, the GS COES Note, the GS COES Security Agreement, and the GS COES Guaranty.

“GS COES Guaranty” shall have the meaning given in Section 5(d) herein.

“GS COES Note” shall have the meaning given in Section 5(a) herein.

“GS COES Security Agreement” shall have the meaning given in Section 5(c).

“Guaranty” shall have the meaning given in the Preamble.

“Intellectual Property” shall have the meaning given in the Security Agreement.

“IPSA” shall have the meaning given in the Preamble.

“LLC Agreement” shall mean that certain Limited Liability Company Agreement of YA Corn Oil Systems, LLC as the same may be amended and in effect from time to time.

“Management Agreement” shall mean that certain Management Agreement of even date herewith by and between GreenShift and the Affiliate.

“New Debenture” shall have the meaning given in Section 5(b) herein.

“Obligations” shall have the meaning given in Section 2 herein.

“Obligors” shall mean each of those parties listed on the attached Schedule 1.

“Pledge Agreement” shall have the meaning given in the Preamble.

“Released Parties” shall have the meaning given in Section 3 herein.

“Related Documents” shall mean all documents, instruments, and agreements executed in connection with this Agreement, including, without limitation, the GS COES Documents, the Acceptance Agreement, and the A&R Instruments.

“Riga Documents” shall have the meaning given in Section 9(b).

“Riga System” shall mean that certain corm oil extraction system owned by GS COES in Riga, Michigan.

“Rule 144” shall have the meaning given in Section 6(b) herein.

“Security Agreement” shall have the meaning given in the Preamble.

“Secured Party” shall mean YA Global Investments, L.P.

2. Acknowledgment of Indebtedness.  The GreenShift Parties each hereby acknowledge and agree that each of the GreenShift Parties is and shall remain jointly and severally liable to the Secured Party as follows:

a.	Due under the Existing Debenture as of June __, 2010:
Principal                                $
Interest                                  $

b.	Legal Fees and Expenses
as of June __, 2010:	$_________________*

*This is a good faith estimate of the unreimbursed legal fees and expenses incurred by the Secured Party through June __, 2010.

c.
For all interest and late charges accruing from and after June ___, 2010, and for all fees, redemption premiums, liquidated damages, costs, expenses, and costs of collection (including attorneys’ fees and expenses) and other amounts, heretofore or hereafter accrued or coming due or incurred by the Secured Party in connection with the protection, preservation, or enforcement of its rights and remedies under the Financing Documents (including the preparation and negotiation of this Agreement and all documents related hereto).

All amounts due as set forth in this Section 1, and all amounts heretofore or hereafter payable under this Agreement, the Related Documents, and/or the other Financing Documents, shall be referred to herein collectively as the “Obligations”.

3. Waiver of Claims.  The Obligors hereby acknowledge and agree that none of the Obligors have any offsets, defenses, claims, or counterclaims against the Secured Party, its general partner, and its investment manager, and each of their respective agents, servants, attorneys, advisors, officers, directors, employees, affiliates (including, without limitation, the Affiliate), partners, members, managers, predecessors, successors, and assigns (singly and collectively, as the “Released Parties”), with respect to the Obligations, the Financing Documents, the transactions set forth or otherwise contemplated in this Agreement, or otherwise, and that if the Obligors now have, or ever did have, any offsets, defenses, claims, or counterclaims against any of the Released Parties, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly WAIVED, and the Obligors each hereby RELEASE each of the Released Parties from any and all liability therefor.

4. Ratification of Financing Documents; Confirmation of Collateral;
Cross-Collateralization; Further Assurances.

(a)	The Obligors:

(i) Hereby ratify, confirm, and reaffirm all and singular the terms and conditions of the Financing Documents, subject to the modifications made thereto pursuant to this Agreement and the Related Documents.  The Obligors further acknowledge and agree that except as specifically modified by this Agreement and the Related Documents, all terms and conditions of those documents, instruments, and agreements shall remain in full force and effect;

(ii) Hereby ratify, confirm, and reaffirm that (A) the obligations secured by the Financing Documents, as modified by this Agreement and the Related Documents, include, without limitation, the Obligations, and any future modifications, amendments, substitutions or renewals thereof, including, without limitation, the A&R Instruments, (B) all collateral, whether now existing or hereafter acquired, granted to the Secured Party pursuant to the Financing Documents or otherwise shall, regardless of any provisions in the Financing Documents to the contrary, secure all of the Obligations until full and final payment of the Obligations, and (C) the A&R Instruments, the GS COES Documents, and this Agreement shall each constitute a “Financing Document”.  For the avoidance of doubt, the LLC Agreement and the Management Agreement shall not be deemed “Financing Documents” hereunder;

(iii) Acknowledge and agree that (A) nothing contained in this Agreement releases any security interest granted to the Secured Party in the assets of GS COES, (B) the Secured Party will retain a perfected security interest in the assets of GS COES even after the Assignment, and (C) GS COES shall remain obligated to the Secured Party for the Obligation even after the Assignment;

(iv) Hereby (A) ratify and confirm that pursuant to the IPSA, the Secured Party has a non-exclusive, royalty free license to use the IP Collateral (as defined in the IPSA), and (B) grant the Affiliate an identical non-exclusive, royalty free license to use the IP Collateral in connection with the COES Systems;

(v) Acknowledges, confirm and agree that the Guaranty shall remain in full force and effect, and shall include as “Obligations” (as defined therein) all obligations and liabilities of the Obligors to the Secured Party, including without limitation, those of Carbonics to the Secured Party.

(vi) The Obligors have granted the Secured Party security interests in all of their assets, and to confirm the same the Obligors (other than Kevin Kreisler, individually) hereby grant the Secured Party a security interest in all of their respective assets, whether now existing or hereafter acquired, including, without limitation, all accounts, inventory, goods, equipment, software and computer programs, securities, investment property, financial assets, deposit accounts, chattel paper, electronic chattel paper, instruments, documents, letter-of-credit rights, health-care-insurance receivables, supporting obligations, notes secured by real estate, commercial tort claims (including all claims, whether constituting commercial tort claims or otherwise, concerning or related to (A) the civil action captioned GS CleanTech Corporation v. GEA Westfalia Separator, Inc. et al., No. 09-civ-8642 pending in the United States District Court for the Southern District of New York, (B) the civil action captioned GEA Westfalia Separator, Inc. v. GreenShift Corporation, No. 09-civ-7686 (LMM) pending in the United States District Court for the Southern District of New York, and (C) GS CleanTech Corporation v. Cardinal Ethanol, LLC, No. 10-cv-0180-LJM-DML pending in the United States District Court for the Southern District of Indiana, Indianapolis Division), and general intangibles including payment intangibles, to secure the Obligations free and clear of all liens and encumbrances;

(vii) Each Obligor shall, from and after the execution of this Agreement, execute and deliver to the Secured Party whatever additional documents, instruments, and agreements that the Secured Party may reasonably require in order to correct any document deficiencies, or to vest or perfect the Financing Documents and the Collateral granted therein more securely in the Secured Party and/or to otherwise give effect to the terms and conditions of this Agreement and/or the Related Documents, and hereby irrevocably authorize the Secured Party to file any financing statements (including financing statements with a generic description of the collateral such as “all assets”), and take any other normal and customary steps, the Secured Party deems necessary to perfect or evidence the Secured Party’s security interests and liens in any such Collateral; and

(viii) This Agreement shall constitute an authenticated record as such term is defined in the UCC.

(b)	Carbonics:

(i) Hereby ratifies and confirms all and singular the terms and conditions of, and all the warranties and representations (other than representations, warranties and other statements that relate solely to an earlier date) set forth in the Carbonics Documents, and further acknowledges and agrees that each of the Carbonics Documents remains in full force and effect against Carbonics without set-off, counterclaim, or defense, in each case, if and to the extent applicable, as may be amended or supplemented and in effect as of the date hereof;

(ii) Further acknowledges and agrees that nothing contained in this Agreement or the Related Documents shall amend, modify, or otherwise alter the obligations and liabilities of Carbonics to the Secured Party pursuant to the Carbonics Documents; and

(iii) Hereby ratifies and confirms that any and all Collateral previously pledged by Carbonics to the Secured Party shall continue to secure the obligations and liabilities of Carbonics to the Secured Party, including without limitation, under the Carbonics Documents.

5. Conditions Precedent.  The Secured Party’s agreements contemplated herein, shall not be effective unless and until each of the following conditions precedent have been fulfilled, all as determined by the Secured Party in its sole and exclusive discretion (with the date on which the Secured Party has confirmed in writing that all of such conditions precedent have been so satisfied being referred to herein as the “Effective Date”):

(a) GS COES shall have executed and delivered to the Secured Party a Secured Demand Note made by GS COES payable to the Secured Party in the original principal amount of $10,000,000.00 in the form attached hereto as Exhibit “A” (the “GS COES Note”);

(b) Greenshift shall have executed and delivered to the Secured Party an Amended and Restated Secured Convertible Debenture issued by GreenShift in favor of the Secured Party in an original principal amount equal to [$________________], in the form attached hereto as Exhibit “B” (the “New Debenture”, and together with the GS COES Note, the “A&R Instruments”);

(c) GS COES shall have executed and delivered to the Secured Party a Security Agreement in the form attached hereto as Exhibit “C” (the “GS COES Security Agreement”);

(d) The Obligors (except for GS COES) shall have executed and delivered to the Secured Party a Guaranty Agreement in the form attached hereto as Exhibit “D” (the “GS COES Guaranty”;

(e) The Obligors shall have executed and delivered to the Secured Party an Acceptance of Collateral Agreement (the “Acceptance Agreement”) in the form attached hereto as Exhibit “E”, together with all documents and exhibits contained and referenced therein;

(f) The Obligors shall have executed and delivered to the Affiliate a Global Guaranty Agreement in the form attached hereto as Exhibit “F”;

(g) The Obligors shall have executed and delivered to the Affiliate a Global Security Agreement in the form attached hereto as Exhibit “G”;

(h) The Obligors shall have executed and delivered to the Secured Party a First Amendment to Global Forbearance Agreement in the form attached hereto as Exhibit “H”;

(i) The Obligors shall have provided the Secured Party with evidence in a form and substance acceptable to the Secured Party in all respects showing that Viridis Capital (II), LLC has been dissolved of record with the New Jersey Secretary of State;

(j) The Obligors shall satisfy all Conditions Subsequent under and as defined in the Forbearance Agreement;

(k) All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Agreement shall have been duly and effectively taken and evidence thereof satisfactory to the Secured Party shall have been provided to the Secured Party, including, without limitation, a trustee’s certificate, schedule of beneficiaries, and beneficiaries’ certificate; and

(l) This Agreement, and all documents, instruments, and agreements required to be delivered by the terms of this Agreement, shall be executed and delivered to the Secured Party by the parties thereto, shall be in full force and effect and shall be in a form and of a substance satisfactory to the Secured Party.
6. Amendment, Restatement, and Division of Existing Debenture.  The Obligors and the Secured Party agree that:

(a) Upon the Effective Date, the Existing Debenture shall be amended, restated, and divided, and the Obligations evidenced by the Existing Debenture shall be thereafter evidenced by, and repaid in accordance with the following:
(i) $10,000,000.00 of the Obligations due under and as defined in the Existing Debenture shall be evidenced by and repaid in accordance with the GS COES Note; and
(ii) $[_______________] of the Obligations due under and as defined in the Existing Debenture shall be evidenced by and repaid in accordance with the New Debenture.

(b) The A&R Instruments are being acquired by the Secured Party for consideration consisting solely of the surrender of the Existing Debenture.  The Obligors represent, warrant, and confirm, after consultation with, and in accordance with advice of their securities counsel, that for the purposes of Rule 144 of the Securities Act of 1933 (“Rule 144”), the Secured Party may tack on its holding period of the Existing Debenture to its holding period of the A&R Instruments.  The Obligors shall obtain, from time to time at the request of the Secured Party, an opinion of counsel to the Obligors, reasonably satisfactory to the Secured Party, stating that the Secured Party may tack on its holding period of the Existing Debenture to its holding period of the A&R Instruments pursuant to Rule 144 and that the conversion shares may be issued without restrictive legends (provided all other requirements of Rule 144 have been satisfied).

7. Consent to Assignment of GS COES Documents.  The Obligors acknowledge and agree that the Secured Party intends to transfer and assign the GS COES Documents to the Affiliate and hereby consent to the transfer and assignment of the GS COES Documents to the Affiliate.

8. Amendment of Schedules.  To the extent that any changes in representations, warranties, and covenants require any amendments to the schedules or exhibits to the Collateral Agreements, such schedules are hereby amended and replaced by the schedules annexed to this Agreement as Exhibit “I”.

9. Further Division of New Debenture; Acceptance of Riga System.  The Obligors have requested that the Secured Party and the Affiliate consider a future division of the New Debenture into the $1.7MM Note and the Final Debenture, the assignment of the $1.7MM Note to the Affiliate, and the acceptance of the Riga System in satisfaction of the $1.7MM Note.  The Secured Party and the Affiliate are willing to consider the same, but the decision to do so shall be in the sole and exclusive discretion of the Secured Party and the Affiliate and subject to such terms and conditions as the Secured Party and the Affiliate may determine in their sole and exclusive discretion.  In connection therewith, the Obligors acknowledge and agree:

(a) That the Secured Party may, in its sole and exclusive discretion, elect to amend, restate, and divide the New Debenture into (1) a secured demand note made by GS COES payable to the Secured Party in the original principal amount of $1,700,000 (the “$1.7MM Note”); and (2) a secured convertible debenture issued by GreenShift to the Secured Party in the original principal amount equal to the then outstanding amount of the Obligations less $1,700,000 (the “Final Debenture”);

(b) In the event that the Secured Party elects to divide the New Debenture (i) GS COES shall execute and deliver to the Secured Party a security agreement with respect to the Riga System; and (ii) the other Obligors shall execute and deliver to the Secured Party a guaranty agreement in substantially the same form as the GS COES Guaranty and such other documents, instruments, and agreements as the Secured Party and/or the Affiliate may require (together with the $1.7MM Note, collectively, the “Riga Documents”);

(c) Subject to the satisfaction of terms and conditions substantially similar to those in the Acceptance Agreement, and the execution and delivery of such documents as the Affiliate may require, the Affiliate may accept the Riga System in full satisfaction of the $1.7MM Note;

(d) The Obligors shall assent to the Secured Party assigning the Riga Documents to the Affiliate and to the acceptance of the Riga System and shall execute and deliver such documents as the Affiliate may require to evidence the same;

10. Intellectual Property License Agreements; Infringement Actions.  The Obligors may, at their sole discretion, agree to sell and assign to the Affiliate, and the Affiliate may, in its sole discretion, agree to purchase and accept the assignment of royalty payments due under certain license agreements concerning intellectual property used in connection with producing corn oil.  The royalty payments are part of the Collateral granted to the Secured Party pursuant to the Collateral Agreements and the Obligors shall direct the Affiliate to pay the purchase price for any royalty payments directly to the Secured Party for application in reduction of the Obligations.  In connection therewith, the Obligors acknowledge, covenant, and agree that:
(a) Notwithstanding any provision in the Financing Documents to the contrary, the Obligors, including Cleantech, shall not enter into a license agreement with respect to the Intellectual Property (including any license entered into in connection with the settlement of an infringement action) without the prior written consent of the Secured Party.

(b) Upon the agreement of the Secured Party and the applicable Obligor to such a sale and assignment, such Obligor shall sell the right, title, and interest to collect the royalty payments under such license agreement to the Affiliate for a purchase price equal to: (i) the estimated amount of corn oil to be produced by the respective licensee within one calendar year, multiplied by (ii) spot price for such corn oil, multiplied by (iii) the percentage royalty in the license agreement, multiplied by (iv) four (4).  Each sale shall be in accordance with a sale and assignment agreement in a form substantially similar to the attached Exhibit “K” pursuant to which the applicable Obligor shall sell and assign to the Affiliate all of the Obligor’s right, title, and interest in and to royalty payments owed to the Obligor in connection with to one or more intellectual property license agreements.

11. No Waiver of Stated Defaults.  The Obligors acknowledge, agree, and confirm that (a) the Stated Defaults are continuing; and (b) nothing contained herein, or in the GS COES Documents, or the A&R Instruments shall be construed as a waiver of the Secured Party’s rights and remedies with respect to the Stated Defaults, or an agreement to forbear from exercising such rights and remedies, except as may be expressly set forth in the Forbearance Agreement.

12. Counterparts.  This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, shall be an original, and all of which together shall constitute one instrument.

13. Non-Interference.  From and after the date hereof, the Obligors agree:

(a) Not to interfere with the exercise by the Secured Party of any of its rights and remedies under this Agreement, the Financing Documents, and/or applicable law;

(b) They shall not seek to distrain or otherwise hinder, delay, or impair the Secured Party’s efforts to realize upon any Collateral or otherwise to enforce its rights and remedies pursuant to this Agreement, the Related Documents, the Financing Documents, and/or applicable law, and shall at all times cooperate with the Secured Party’s exercise of its rights and remedies under this Agreement, the Financing Documents, and/or applicable law; and

(c) The provisions of this Section shall be specifically enforceable by the Secured Party.

14. Automatic Stay.  The Obligors agree that upon the filing of any Petition for Relief by or against any of the Obligors under the United States Bankruptcy Code, the Secured Party shall be entitled to immediate and complete relief from the automatic stay with respect to such Obligor or Obligors, and Secured Party shall be permitted to proceed to protect and enforce its rights and remedies under applicable law.  The Obligors hereby expressly assent to any motion filed by the Secured Party seeking relief from the automatic stay.  The Obligors further hereby expressly WAIVE the protections afforded under Section 362 of the United States Bankruptcy Code with respect to the Secured Party.

15. Jury Trial.  The Obligors and the Secured Party hereby make the following waiver knowingly, voluntarily, and intentionally, and understand that the other, in entering into this Agreement, is relying on such a waiver:  THE OBLIGORS AND THE SECURED PARTY EACH HEREBY IRREVOCABLY WAIVE ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE OTHER BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST SUCH PARTY OR IN WHICH SUCH PARTY IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE OBLIGORS, OR ANY OTHER PERSON, AND THE SECURED PARTY.

16. Entire Agreement.  This Agreement shall be binding upon the Secured Party and the Obligors, and their respective employees, representatives, successors, and assigns, and shall inure to the benefit of the Secured Party and the Obligors, and their respective successors and assigns.  This Agreement and all documents, instruments, and agreements executed in connection herewith incorporate all of the discussions and negotiations between the Secured Party and the Obligors, either expressed or implied, concerning the matters included herein and in such other documents, instruments and agreements, any statute, custom, or usage to the contrary notwithstanding.  No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof.  No modification, amendment, or waiver of any provision of this Agreement, or any provision of any other document, instrument, or agreement among the Secured Party and the Obligors shall be effective unless executed in writing by the party to be charged with such modification, amendment, or waiver, and if such party be the Secured Party, then by a duly authorized officer thereof.

17. Construction of Agreement.  In connection with the interpretation of this Agreement and all other documents, instruments, and agreements incidental hereto:

(a) All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the State of New Jersey and are intended to take effect as sealed instruments.  Each of the Obligors hereby irrevocably submits to the jurisdiction of any federal or state court located within the State of New Jersey and acknowledges and agrees that any civil actions commenced outside the State of New Jersey may, the Secured Party’s sole and exclusive discretion (subject to court approval) be transferred to a court of competent jurisdiction in the State of New Jersey.

(b) The captions of this Agreement are for convenience purposes only, and shall not be used in construing the intent of the Secured Party and the Obligors under this Agreement.

(c) In the event of any inconsistency between the provisions of this Agreement and the Financing Documents, Related Documents, or any other document, instrument, or agreement entered into by and between the Secured Party and the Obligors, the provisions of this Agreement shall govern and control.

(d) The Secured Party and the Obligors have prepared this Agreement and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel.  Accordingly, all of them shall be deemed to have been drafted by the Secured Party and the Obligors and shall not be construed against either the Secured Party or the Obligors.

18. Illegality or Unenforceability.  Any determination that any provision or application of this Agreement is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.
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1200141.13

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and their seals to be hereto affixed as of the date first above written.
_________________________________
Kevin Kreisler, Individually

VIRIDIS CAPITAL LLC

By_______________________________
Name:               Kevin Kreisler
Title:                 Managing Member

GREENSHIFT CORPORATION (f/k/a GS CleanTech Corporation)

By_______________________________
Name:               Kevin Kreisler
Title:                 Chairman

GS CLEANTECH CORPORATION (f/k/a GS Ethanol Technologies, Inc.)

By_______________________________
Name:               Kevin Kreisler
Title:                 Chairman

CARBONICS CAPITAL CORPORATION

By_______________________________
Name:               Kevin Kreisler
Title:                 Chairman

GS COES (YORKVILLE I), LLC

By_______________________________
Name:               Kevin Kreisler
Title:                 Managing Member

GS CARBON DIOXIDE TECHNOLOGIES, INC.

By_______________________________
Name:               Kevin Kreisler
Title:                 Chairman

GS GLOBAL BIODIESEL, LLC

By_______________________________
Name:               Kevin Kreisler
Title:                 Managing Member

GS AGRIFUELS CORPORATION

By_______________________________
Name:               Kevin Kreisler
Title:                 Chairman

NEXTGEN ACQUISITION, INC.

By_______________________________
Name:               Kevin Kreisler
Title:                 Chairman

NEXTGEN FUEL INC.

By_______________________________
Name:               Kevin Kreisler
Title:                 Chairman

SUSTAINABLE SYSTEMS, INC.

By_______________________________
Name:               Kevin Kreisler
Title:                 Chairman

SUSTAINABLE SYSTEMS LLC

By_______________________________
Name:               Kevin Kreisler
Title:                 Managing Member

GS DESIGN, INC. (f/k/a Warnecke Design Service, Inc.)

By_______________________________
Name:               Kevin Kreisler
Title:                 Chairman

GS RENTALS LLC (f/k/a Warnecke Rentals, LLC)

By_______________________________
Name:               Kevin Kreisler
Title:                 Managing Member

ECOSYSTEM TECHNOLOGIES, LLC

By_______________________________
Name:               Kevin Kreisler
Title:                 Managing Member

GS BIG MANAGEMENT, LLC

By_______________________________
Name:               Kevin Kreisler
Title:                 Managing Member

GS COES (ADRIAN I), LLC

By_______________________________
Name:               Kevin Kreisler
Title:                 Managing Member

GS TECHNOLOGY, LLC

By_______________________________
Name:               Kevin Kreisler
Title:                 Managing Member

[Signature page to Ratification and Amendment Agreement]
[Signatures continued on following page]

ACKNOWLEDGED BY:

YA GLOBAL INVESTMENTS, L.P.

By: Yorkville Advisors, LLC,

its Investment Manager

By_______________________________
Name:
Title: